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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                              February 28, 1997
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              Date of Report (Date of earliest event reported)


                   Heartland Wireless Communications, Inc.
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           (Exact Name of registrant as specified in its charter)

Delaware                              0-23695                  73-1435149
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(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                      Identification No.)

200 Chisholm Place, Suite 200, Plano, Texas                          75075
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(Address of Principal Executive Offices)                            (Zip Code)

                                (972) 423-9494
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             (Registrant's Telephone Number, Including Area Code)

                                     N/A
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             (Former Name, Former Address and Former Fiscal Year,
                        if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         As permitted by General Instruction F to Form 8-K promulgated under the Securities Exchange Act of 1934, as amended, Heartland Wireless Communications, Inc., a Delaware corporation (the "Registrant") is filing as an exhibit to this Current Report on Form 8-K that press release issued by and on behalf of the Registrant on February 28, 1997, which such press release is specifically incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)     Exhibits.

             Exhibit No.          Document Description
             -----------          --------------------

             99.1 Press release issued by the Registrant on February 28, 1997

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                   HEARTLAND WIRELESS COMMUNICATIONS, INC.



Dated:  February 28, 1997               By: /s/ J. Curtis Henderson
                                           -----------------------------------
                                            J. Curtis Henderson
                                            Vice President and General Counsel

                                  EXHIBITS




   Exhibit No.          Document Description
   -----------          --------------------

      99.1 Press release issued by the Registrant on February 28, 1997